Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
From inception through July 9, 2015, the Company was a Delaware LLC for federal and state tax purposes and, therefore, all items of income or loss through July 9, 2015 flowed through to the members of AuraSense Therapeutics, LLC. Effective July 9, 2015, the Company converted from an LLC to a C corporation for federal and state income tax purposes.
The Company incurred a pretax loss in each of the three and nine months ended September 30, 2017 and 2016, which consists entirely of loss in the U.S. and resulted in no provision for income tax expense during the periods then ended. The effective tax rate is 0% in each of the three and nine months ended September 30, 2017 and 2016 because the Company has generated tax losses and has provided a full valuation allowance against its deferred tax assets.

Income Taxes
Pretax loss before income taxes was $16,941 and $13,151 for the years ended December 31, 2016 and 2015, respectively, which consists entirely of losses in the U.S. and resulted in no provision for income tax expense during the years then ended.
The differences between income taxes computed using the U.S. federal income tax rate and the provision for income taxes are as follows:

	Year Ended December 31,
	2016		2015
Federal income tax expense at statutory rate	$(5,760)	(34.0)%	$(4,471)	(34.0)%
State income tax expense at statutory rate	(860)	(5.1)	(244)	(1.9)
Permanent differences	43	0.3	340	2.6
Loss prior to C corporation conversion	—	—	2,546	19.4
Entity classification change	—	—	(671)	(5.1)
Other	7	—	—	—
Change in valuation allowance	6,570	38.8	2,500	19.0
	$—	—%	$—	—%

The Company’s effective income tax rate for the years ended December 31, 2016 and 2015 is 0% because the Company has generated tax losses and has provided a full valuation allowance against its deferred tax assets.
The significant components of the Company’s net deferred tax assets are as follows:

	December 31,
	2016	2015
Deferred Tax Assets
Net Operating Losses	$8,107	$1,749
Fixed Assets	57	62
Intangibles	306	330
Accrued Expenses	184	195
Equity-Based Compensation	436	187
Less: Valuation Allowance	(9,088)	(2,519)
	$2	$4
Deferred Tax Liabilities
Deferred Rent	$(2)	$(4)
Deferred Taxes, net	$—	$—

The Company has recorded a full valuation allowance against its deferred tax assets at December 31, 2016 and 2015. This determination is based on significant negative evidence, including:

•	Cumulative losses: The Company has been in a significant cumulative loss position since its inception in 2011.

•
Projected realization of net operating loss carry forward amounts: Projections of future pre-tax book loss and taxable losses based on the Company’s recent actual performance and current industry data indicate it is more likely than not that the benefits will not be recognized.

At December 31, 2016, the Company had a federal net operating loss carryforward of $20,727, which will begin to expire in 2035. The Company has $20,727 of state net operating loss carryforwards which will begin to expire in 2027.
At December 31, 2016 and 2015, the Company had no unrecognized tax benefits. The Company’s estimate of the potential outcome of any uncertain tax position is subject to management’s assessment of relevant risks, facts and circumstances existing at that time. The Company evaluates uncertain tax positions to determine if it is more-likely-than-not that they would be sustained upon examination. The Company recognizes interest and penalties related to unrecognized tax benefits in the provision for income taxes.
The Company is subject to taxation in the U.S. and various state jurisdictions. The Company remains subject to examination by U.S. federal and state tax authorities for the years 2013 through 2016. There are no pending examinations in any jurisdiction.